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                                                                      EXHIBIT 23

                                  HOWELL CORPORATION
                            INDEPENDENT AUDITORS' CONSENT

To Howell Corporation:

     We consent to the incorporation by reference in Registration Statement Nos. 33-28389 and 333-29089 of Howell Corporation on Form S-8 of our report dated March 22, 1999, appearing in this Annual Report on Form 10-K of Howell Corporation for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP

Houston, Texas
March 24, 1999